LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

Supplement dated March 31, 2017

to the Prospectus dated October 13, 2016

You should read this supplement in conjunction with the Fund’s prospectus.

The following replaces the subsection of the prospectus titled “Account Policies - Excessive Trading and Market Timing” and supplements and supersedes any information to the contrary in the Fund’s prospectus.

Frequent Trading Policy and Procedures. Excessive, short-term or market timing trading practices (“frequent trading”) have the potential to disrupt management of a fund, raise its expenses, and harm long-term shareholders in a variety of ways, or to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Fund’s Board has evaluated the risks of frequent trading activities by the Fund’s shareholders and has determined that because the Fund invests primarily in highly liquid, short-term debt instruments and was designed with the expectation that shareholders will not hold Fund shares as long-term investments, it is unlikely that frequent trading would negatively affect the Fund or its shareholders. As a result, the Fund’s Board has not adopted policies and procedures to detect or deter frequent trading in the Fund.

Other funds in the Lord Abbett Family of Funds have adopted policies and procedures that are designed to identify and prevent or stop frequent trading. If you plan to exchange your Fund shares for shares of another Lord Abbett Fund, please read the prospectus of the other fund.

Please retain this document for your future reference.